UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2396

T. Rowe Price New Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2009

Item 1: Report to Shareholders

New Income Fund	November 30, 2009

The views and opinions in this report were current as of November 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Bond investors enjoyed good returns over the six-month period ended November 30, 2009. Massive government intervention helped the credit markets continue the healing that began at the start of the year, and signs emerged that the real economy was following suit and beginning to recover as well. As investors became more confident and frozen markets began to thaw, higher-risk asset classes enjoyed extraordinary gains. Returns for government securities were more muted, but easy monetary policy and persistent weakness in the real economy kept a lid on yields and supported bond prices. The New Income Fund outpaced the gains for the broad Barclays Capital U.S. Aggregate Index over the past six months, while underperforming its more narrowly focused Lipper benchmark.

MARKET ENVIRONMENT

The steep recession that started in December 2007 finally began to ease over the past six months. Gross domestic product (GDP), which had contracted at an annualized rate of 6.4% in the first quarter of 2009, declined by only 0.7% in the second and then began to grow in the third—expanding at an annualized rate of 2.8%, according to the latest estimates. The turnaround reflected the impact of several factors, including increased government spending and a rebound in some export markets, particularly in Asia. The steep decline in the housing sector also appeared to reach bottom, as house prices and home sales and construction began to advance.

Not all economic signals were flashing green by the end of the period, however. Most notably, the labor market remained exceptionally weak, with the unemployment rate climbing above 10% in October and reaching a 26-year high. Nervous about their jobs, Americans kept their spending to a minimum and diverted a greater portion of their incomes to savings—a welcome trend in the long run but one destined to weigh on short-term growth. Credit remained difficult to obtain, especially for small businesses. For these reasons, many economists predicted the economy would grow slowly out of the recession—a repeat of the “jobless recoveries” that followed the last two, more-shallow economic downturns.

Treasury securities, which proved to be among the most sought-after investments at the height of the financial crisis, recorded modest gains as the economy stabilized and credit markets continued to heal. In large part, this was a consequence of investors turning away from the relative safe haven of U.S. government securities and seeking higher yields in riskier securities. After rising somewhat early in our reporting period, however, longer-term Treasury yields fell back in recent months due to subdued inflation pressures and concerns over the strength and viability of the economic recovery. Short-term Treasury yields decreased over the past six months as investors appeared to accept the Fed’s assurance that economic conditions were “likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Investment-grade corporate bonds, on the other hand, continued the sprint they began early in 2009, causing their yields to fall substantially in relation to Treasury yields. To some extent, the performance of corporate securities reflected government intervention in the market, as many financial issuers benefited from the Treasury Department’s Troubled Asset Relief Program (TARP) and other programs. Industrial issuers were also strong, however, as investors looked forward to a rebound in the global economy. Many corporate issuers were also able to strengthen their balance sheets by taking advantage of the low interest rate environment and refinancing short-term and higher-cost debt. Although they came down substantially, yields for corporate debt remained relatively high, making them attractive for buyers willing to accept additional risk.

Extending the streak they began early in the year, high yield securities performed exceptionally well. The sector continued to benefit from strong demand from investors, but fundamentals also improved. Ample liquidity has allowed corporations to restructure maturities by replacing short-term debt with long-term debt and building strong cash positions. Lower interest rates have diminished interest expenses, while operating margins are rising in response to companies’ recent efforts to cut labor costs and capital spending.

Two of the other top-performing sectors over the past six months were direct beneficiaries of government support. Asset-backed securities benefited from the Fed’s Term Asset-Backed Securities Loan Facility (TALF), which provided low-interest loans to purchasers of qualified issues. As confidence returned to the market, non-subsidized buyers also returned to the sector in pursuit of higher yields. In May, the Fed announced that commercial mortgage-backed securities (CMBS) would also be eligible for TALF financing. Although the first new TALF-backed CMBS would not be issued until the close of our reporting period, the promise of future support was enough to boost the prices of existing securities. The fundamentals behind the commercial real estate market remained very weak, however, with elevated vacancy rates reflecting weak business conditions and shrinking work forces.

Residential mortgage-backed securities (MBS) recorded a more modest gain over the past six months. Yields on MBS relative to similar-duration Treasuries—known as the yield spread—contracted to historical averages after peaking last year. The decline in yields reflected heavy Fed buying and achieved the central bank’s goal of lowering mortgage rates, but it also squeezed much of the favorable valuation out of the sector.

PERFORMANCE AND INVESTMENT REVIEW

The New Income Fund generated a 7.94% return for the six-month period ended November 30, 2009. Our returns outperformed the Barclays Capital U.S. Aggregate Index but lagged those of the more targeted Lipper Corporate Debt Funds A Rated Average. The fund’s dividend remained constant from the prior six-month period, at $0.20, while net asset value increased by $0.50. (Performance for Advisor Class and R Class shares can vary, reflecting their higher fee structure and other factors.)

The New Income Fund continued to compare quite favorably relative to its peer group over longer time periods. Lipper ranked the fund within the top 10% of its universe for the past 3-, 5-, and 10-year periods ended November 30, 2009. Based on cumulative total return, Lipper ranked the New Income Fund 83 out of 154, 9 out of 145, 8 out of 134, and 6 out of 69 funds in the corporate bond funds (A rated) universe for the 1-, 3-, 5-, and 10-year periods ended November 30, 2009, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.

An overweight allocation to investment-grade corporate issues was the largest contributor to the fund’s outperformance of the Barclays index. Our heavier exposure to BBB rated bonds, at the bottom range of the investment-grade spectrum, was particularly helpful. Lower-quality issues continued to do well as investors, unsatisfied with historically low interest rates on high-quality debt, reached for additional yield. We would have been rewarded for being even more aggressive, however, as more volatile issues within the BBB segment performed the best. Our investment-grade corporate holdings within each rating category tend to be more conservative and less risky than those of the benchmark.

Our exposure to high yield issues, which are not included in the Barclays benchmark, also helped performance. (The 6% allocation to bonds rated BB and below shown in the Quality Diversification table represents downgrades of some investment-grade securities held in the fund). The fund benefited as well from its small allocation (4%) to foreign currencies. Swedish, Norwegian, and South Korean currency holdings proved particularly strong. We also saw good results from Japanese inflation-linked bonds, although we sold our position and locked in gains early in the period.

Generally, we continue to overweight higher-risk, higher-yielding sectors at the expense of Treasury bonds and other government securities, including agency issues (bonds issued directly by Freddie Mac, for example) and MBS. In particular, we have continued to add to our holdings of investment-grade corporate bonds through purchases in the new issue market. While we remain significantly underweight in Treasuries, we recently have increased our allocation to maintain some liquidity in the portfolio. We intend to use this liquidity to add to higher-yielding sectors opportunistically. Conversely, we have reduced our position in MBS on the back of strong performance and elevated valuations.

OUTLOOK

Bond investors have enjoyed very strong returns in 2009, and returns for some higher-risk sectors have been nothing short of spectacular. As a result, we expect to see some profit taking as the year comes to a close, although we do not expect prices to fall significantly. Once this volatility subsides, we anticipate that both investment-grade and high yield issues will see some additional drop in yields relative to Treasuries. Price gains are likely to be more modest in the coming year, however, given that yields have less room to fall. In general, we expect 2010 to be a “coupon clipping” environment—one in which investors earn the bulk of their total return through dividends rather than price appreciation.

Uncertainties remain for the overall economy, of course. Predicting when the Fed will begin raising rates has become further complicated by the central bank’s unprecedented expansion of its balance sheet—a strategy known as “quantitative easing.” The Fed’s acquisition of Treasury securities, MBS, and other assets in recent months may interfere with the operation of its traditional monetary tool, the federal funds rate. For this reason, the Fed is researching ways of draining reserves without selling assets. The yawning federal deficit and the declining dollar complicate the outlook further.

We will be monitoring bond market dynamics and the wind-down of government support measures closely in the coming months. Our primary task will remain the careful research of individual securities, however, and we will continue to rely on the input of our extensive in-house staff of research analysts in an effort to provide outstanding returns for shareholders.

As always, we appreciate your confidence and thank you for investing with T. Rowe Price.

Respectfully submitted,

Daniel O. Shackelford
Chairman of the fund’s Investment Advisory Committee

December 11, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Barclays Capital Mortgage-Backed Securities Index: An unmanaged index that tracks the performance of the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays Capital U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Barclays Capital U.S. Credit Index: An unmanaged index that tracks the performance of domestic investment-grade corporate bonds.

Barclays Capital U.S. Treasury Index: An unmanaged index of publicly traded obligations of the U.S. Treasury.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Credit Suisse High Yield Index: An index that tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a four-year duration would fall about 4% in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Lipper averages: The averages of all mutual funds in a particular category as tracked by Lipper Inc.

Real interest rate: A fixed income security’s interest rate after being adjusted for inflation. It is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.

Weighted average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 32.7%		
FINANCIAL INSTITUTIONS 13.3%		
Banking 9.3%		
American Express, 5.25%, 9/12/11	2,225	2,354
American Express, 7.25%, 5/20/14	6,435	7,361
American Express Credit, 5.125%, 8/25/14	7,795	8,283
American Express Credit, 5.875%, 5/2/13	7,845	8,487
American Express Credit, 7.30%, 8/20/13	3,930	4,450
Bank of America, 5.65%, 5/1/18	68,925	69,231
Bank of America, 5.75%, 8/15/16	4,965	5,008
Bank of America, 6.50%, 8/1/16	3,375	3,615
Bank of America, 7.375%, 5/15/14	19,710	22,141
Bank of America Capital Trust VI, 5.625%, 3/8/35	9,715	6,951
Bank One, 5.25%, 1/30/13	4,795	5,138
Barclays Bank, 5.20%, 7/10/14	4,300	4,622
Barclays Bank, 6.75%, 5/22/19	7,420	8,473
BB&T, 5.70%, 4/30/14	16,965	18,689
BB&T Capital Trust II, 6.75%, 6/7/36	4,495	4,287
Capital One Capital IV, VR, 6.745%, 2/17/37	8,100	6,439
Capital One Financial, 7.375%, 5/23/14	6,580	7,565
Citigroup, 5.50%, 8/27/12	6,775	7,160
Citigroup, 5.50%, 4/11/13	9,500	9,835
Citigroup, 5.50%, 10/15/14	14,000	14,286
Citigroup, 5.85%, 7/2/13	14,755	15,553
Citigroup, 6.125%, 5/15/18	15,475	15,407
Citigroup, 6.50%, 8/19/13	23,385	24,867
Credit Suisse, 5.50%, 5/1/14	25,350	27,917
Credit Suisse First Boston (USA), 5.50%, 8/16/11	4,120	4,416
Credit Suisse First Boston (USA), 6.125%, 11/15/11	8,160	8,895
Credit Suisse Guernsey, VR, 5.86%, 5/29/49	5,350	4,467

Discover Bank, 8.70%, 11/18/19	10,500	11,003
Fifth Third Bancorp, 6.25%, 5/1/13 (1)	12,860	13,470
Fifth Third Bancorp, 8.25%, 3/1/38	4,045	3,944
Goldman Sachs, 6.00%, 5/1/14	1,785	1,974
Goldman Sachs, 6.15%, 4/1/18	48,830	52,812
Goldman Sachs, 6.60%, 1/15/12	1,000	1,098
Goldman Sachs, 6.75%, 10/1/37	17,465	17,926
Goldman Sachs, 7.50%, 2/15/19	30,535	36,125
Goldman Sachs Capital I, 6.345%, 2/15/34 (1)	5,120	4,735
HBOS, 6.00%, 11/1/33 (2)	3,890	2,842
HSBC Holdings, 6.50%, 5/2/36	3,040	3,256
JPMorgan Chase, 4.65%, 6/1/14	31,000	33,096
JPMorgan Chase, 4.75%, 5/1/13	11,280	12,087
JPMorgan Chase, 6.00%, 1/15/18	55,550	60,286
JPMorgan Chase Capital XVIII, 6.95%, 8/17/36	2,235	2,197
JPMorgan Chase Capital XXII, 6.45%, 2/2/37	3,900	3,514
JPMorgan Chase Capital XXVII, 7.00%, 11/1/39	21,500	21,655
MBNA America Bank, 7.125%, 11/15/12	2,200	2,402
Merrill Lynch, 5.45%, 2/5/13	7,125	7,522
Merrill Lynch, 6.875%, 4/25/18	18,935	20,386
Merrill Lynch, 7.75%, 5/14/38	7,765	8,477
Morgan Stanley, 4.20%, 11/20/14	22,845	22,967
Morgan Stanley, 6.00%, 4/28/15	33,715	36,536
Morgan Stanley, 6.625%, 4/1/18	14,505	15,792
Morgan Stanley, 7.30%, 5/13/19	54,450	61,412
Northern Trust, 4.60%, 2/1/13	2,805	3,013
Northern Trust, 4.625%, 5/1/14	1,880	2,049
Northern Trust, 5.30%, 8/29/11	3,740	4,005
Northern Trust, 5.50%, 8/15/13	5,780	6,400

PNC Funding, 5.625%, 2/1/17	4,325	4,384
PNC Funding, 6.70%, 6/10/19	7,155	8,142
U.S. Bancorp, 4.20%, 5/15/14	6,610	7,026
U.S. Bancorp, 4.50%, 7/29/10 (1)	4,325	4,442
Wachovia, 5.75%, 2/1/18	39,660	41,787
Wachovia Bank, 4.875%, 2/1/15	6,885	7,115
Wells Fargo, 4.875%, 1/12/11	5,375	5,597
Wells Fargo Bank, 4.75%, 2/9/15	7,045	7,277
Westpac Banking, 4.875%, 11/19/19	15,000	15,180
		899,828
Brokerage 0.2%		
Ameriprise Financial, 7.30%, 6/28/19	7,230	8,309
FMR, 5.35%, 11/15/21 (2)	5,970	6,026
Jefferies Group, 5.875%, 6/8/14	3,085	3,209
Jefferies Group, 6.25%, 1/15/36	4,060	3,327
		20,871
Finance Companies 2.0%		
Discover Financial, 10.25%, 7/15/19	5,245	6,105
GE Capital, 3.75%, 11/14/14	28,000	28,164
GE Capital, 4.80%, 5/1/13	33,915	35,858
GE Capital, 5.625%, 9/15/17	19,605	20,516
GE Capital, 5.625%, 5/1/18	9,945	10,338
GE Capital, 5.875%, 1/14/38	11,225	10,471
GE Capital, 5.90%, 5/13/14	9,235	10,132
GE Capital, 6.00%, 6/15/12	26,000	28,183
International Lease Finance, 5.30%, 5/1/12	5,895	4,922
International Lease Finance, 5.45%, 3/24/11	15,460	14,378
International Lease Finance, 6.625%, 11/15/13	11,785	9,487

SLM Corporation, 5.125%, 8/27/12	3,500	3,222
SLM Corporation, 8.45%, 6/15/18	7,820	7,044
		188,820
Insurance 1.0%		
ACE INA Holdings, 5.70%, 2/15/17	3,900	4,249
ACE INA Holdings, 5.90%, 6/15/19 (1)	2,700	3,019
AFLAC, 8.50%, 5/15/19	12,550	14,845
Lincoln National, 8.75%, 7/1/19	3,105	3,623
Markel, 7.125%, 9/30/19	7,915	8,303
MetLife, 6.75%, 6/1/16	3,875	4,445
MetLife Global Funding I, 5.125%, 11/9/11 (2)	8,340	8,796
NLV Financial, 7.50%, 8/15/33 (2)	4,285	3,139
Principal Financial Group, 6.05%, 10/15/36	3,660	3,326
Principal Financial Group, 8.875%, 5/15/19	380	449
Principal Life Global Funding I, 5.25%, 1/15/13 (2)	4,425	4,613
Prudential Financial, 4.75%, 9/17/15	9,360	9,564
Prudential Financial, 6.20%, 1/15/15	2,240	2,431
Reinsurance Group of America, 6.45%, 11/15/19	5,400	5,542
Sun Life Financial Global Funding, FRN, 0.528%, 10/6/13 (2)	6,010	5,522
Transatlantic Holdings, 5.75%, 12/14/15	3,970	3,976
WellPoint, 5.00%, 1/15/11	5,570	5,787
WellPoint, 6.00%, 2/15/14	5,360	5,873
Willis North America, 6.20%, 3/28/17	3,775	3,754
		101,256
Real Estate Investment Trusts 0.8%		
AMB Property, 6.30%, 6/1/13	4,390	4,614
AMB Property, 6.625%, 12/1/19	7,285	7,355
AvalonBay Communities, 6.10%, 3/15/20	4,245	4,469

AvalonBay Communities, 6.125%, 11/1/12	1,842	1,990
Duke Realty, 6.25%, 5/15/13	4,490	4,634
ERP Operating, 5.25%, 9/15/14	3,705	3,831
Federal Realty Investment Trust, 6.00%, 7/15/12	3,655	3,729
Hospitality Properties Trust, 5.625%, 3/15/17	6,340	5,654
Mack-Cali Realty, 5.125%, 2/15/14	3,940	3,885
Mack-Cali Realty, 5.80%, 1/15/16	2,522	2,401
Reckson Operating Partnership, 6.00%, 3/31/16	3,665	3,212
Regency Centers, 5.875%, 6/15/17	2,250	2,164
Simon Property Group, 5.75%, 12/1/15	12,600	13,072
Simon Property Group, 6.75%, 5/15/14	5,535	6,070
Simon Property Group, 10.35%, 4/1/19	2,975	3,834
WEA Finance, 7.50%, 6/2/14 (2)	7,000	7,800
		78,714
Total Financial Institutions		1,289,489

INDUSTRIAL 15.5%

Basic Industry 1.7%

Air Products & Chemicals, 4.15%, 2/1/13	5,865	6,213
Air Products & Chemicals, 4.375%, 8/21/19	2,110	2,173
Arcelormittal, 5.375%, 6/1/13	14,235	14,971
Arch Western Finance, STEP, 6.75%, 7/1/13	2,625	2,612
Barrick Australia Finance, 5.95%, 10/15/39 (2)	8,655	8,652
Barrick Gold Finance, 6.125%, 9/15/13	8,070	9,030
BHP Finance (USA), 5.40%, 3/29/17	4,750	5,139
Celulosa Arauco y Constitucion, 8.625%, 8/15/10	4,975	5,204
Freeport-McMoRan Copper & Gold, 8.375%, 4/1/17	4,500	4,849
Georgia-Pacific, 7.00%, 1/15/15 (2)	3,750	3,797
Lubrizol, 8.875%, 2/1/19	6,670	8,439

Placer Dome, 6.45%, 10/15/35	7,770	8,119
Potash Corporation of Saskatchewan, 4.875%, 3/30/20	13,555	13,755
Praxair, 4.625%, 3/30/15	12,675	13,876
Praxair, 5.20%, 3/15/17	4,675	5,073
Rio Tinto Finance, 5.875%, 7/15/13	8,580	9,327
Rio Tinto Finance, 8.95%, 5/1/14	5,990	7,178
Steel Dynamics, 6.75%, 4/1/15	2,815	2,716
Vale Overseas, 6.25%, 1/23/17	14,460	15,531
Vale Overseas, 6.875%, 11/10/39	11,730	12,171
Xstrata Finance Canada, 5.50%, 11/16/11 (2)	3,310	3,461
		162,286
Capital Goods 1.8%		
3M, 5.70%, 3/15/37	5,975	6,597
Bombardier, 6.30%, 5/1/14 (2)	6,450	6,321
Caterpillar Financial Services, 4.25%, 2/8/13	6,850	7,232
Caterpillar Financial Services, 5.85%, 9/1/17	4,865	5,326
Cooper US, 6.10%, 7/1/17	6,180	7,000
CRH America, 6.00%, 9/30/16	6,525	6,870
Danaher, 5.40%, 3/1/19	4,800	5,315
Embraer, 6.375%, 1/15/20	3,560	3,471
Emerson Electric, 5.25%, 11/15/39	16,000	16,351
Holcim, 6.00%, 12/30/19 (2)	8,345	8,799
Honeywell International, 5.30%, 3/1/18	7,950	8,641
John Deere Capital, 4.95%, 12/17/12	13,220	14,427
John Deere Capital, 5.50%, 4/13/17	4,350	4,756
Lafarge, 6.15%, 7/15/11	3,700	3,881
Lockheed Martin, 4.121%, 3/14/13	4,925	5,230
Northrop Grumman, 7.125%, 2/15/11	5,375	5,758
Republic Services, 5.50%, 9/15/19 (2)	8,370	8,757

Roper Industries, 6.25%, 9/1/19	6,070	6,538
United Technologies, 5.375%, 12/15/17	10,955	12,077
United Technologies, 5.40%, 5/1/35	2,775	2,894
United Technologies, 6.125%, 2/1/19	6,820	7,855
Waste Management, 6.10%, 3/15/18	11,330	12,127
Waste Management, 6.375%, 3/11/15	8,095	9,172
		175,395
Communications 4.4%		
America Movil, 5.625%, 11/15/17	9,600	10,322
America Movil, 5.75%, 1/15/15	1,975	2,133
America Movil, 6.375%, 3/1/35	9,085	9,765
America Movil, 5.00%, 10/16/19 (2)	4,660	4,662
American Tower, 7.25%, 5/15/19 (2)	12,975	14,467
AmericanTower, 4.625%, 4/1/15 (2)	5,930	6,114
AT&T, 5.80%, 2/15/19	15,960	17,330
AT&T, 6.45%, 6/15/34	14,015	14,650
AT&T, STEP, 7.30%, 11/15/11	2,970	3,303
AT&T Broadband, 8.375%, 3/15/13	2,412	2,826
AT&T Wireless, 7.875%, 3/1/11	4,435	4,797
British Sky Broadcasting, 6.10%, 2/15/18 (2)	15,800	17,020
British Sky Broadcasting, 9.50%, 11/15/18 (2)	1,782	2,333
British Telecommunications, 5.15%, 1/15/13	9,965	10,561
Comcast, 5.70%, 5/15/18	12,715	13,594
Cox Communications, 6.25%, 6/1/18 (2)	7,845	8,433
Cox Communications, 7.125%, 10/1/12	3,750	4,254
Cox Communications, 8.375%, 3/1/39 (2)	5,950	7,313
DirecTV Holdings, 5.875%, 10/1/19 (2)	17,395	18,019
Discovery Communications, 5.625%, 8/15/19	8,785	9,307
France Telecom, STEP, 7.75%, 3/1/11	12,957	14,002

Grupo Televisa, 6.625%, 1/15/40 (2)	6,875	6,847
News America, 6.15%, 3/1/37	16,220	16,227
News America, 6.40%, 12/15/35	12,995	13,421
Omnicom Group, 6.25%, 7/15/19	7,775	8,648
Qwest, 7.50%, 10/1/14	4,000	4,100
Rogers Communications, 5.50%, 3/15/14	3,720	3,999
Rogers Communications, 6.80%, 8/15/18	14,760	16,926
Rogers Wireless, 7.50%, 3/15/15	3,800	4,482
Telecom Italia Capital, 5.25%, 11/15/13	14,235	15,212
Telecom Italia Capital, 6.175%, 6/18/14	4,970	5,487
Telefonica Emisiones, 5.877%, 7/15/19	5,220	5,762
Telefonica Emisiones, 6.221%, 7/3/17	7,475	8,399
Thomson Reuters, 4.70%, 10/15/19 (1)	6,820	7,021
Thomson Reuters, 6.50%, 7/15/18	5,775	6,651
Time Warner Cable, 5.40%, 7/2/12	12,685	13,682
Time Warner Cable, 7.30%, 7/1/38	20,425	22,979
Verizon Communications, 6.90%, 4/15/38	6,570	7,477
Verizon Communications, 8.75%, 11/1/18	5,000	6,396
Verizon Global Funding, 7.75%, 12/1/30	6,795	8,166
Verizon Virginia, 4.625%, 3/15/13	17,210	18,020
Verizon Wireless, 5.55%, 2/1/14	9,470	10,458
Verizon Wireless, 8.50%, 11/15/18	10,575	13,535
Vivendi Universal, 5.75%, 4/4/13 (2)	7,800	8,292
Vodafone, 5.625%, 2/27/17	4,875	5,338
		432,730
Consumer Cyclical 1.3%		
Costco Wholesale, 5.30%, 3/15/12	4,380	4,763
DaimlerChrysler, 6.50%, 11/15/13	11,660	12,801
Home Depot, 5.40%, 3/1/16	7,820	8,320

Hyatt Hotels, 5.75%, 8/15/15 (2)	7,425	7,878
Hyundai Capital Services, 6.00%, 5/5/15 (1)(2)	4,500	4,716
J.C. Penney, 9.00%, 8/1/12	4,890	5,416
Macy's, 5.35%, 3/15/12	4,645	4,633
McDonald's, 5.30%, 3/15/17 (1)	5,950	6,502
NVR, 5.00%, 6/15/10	2,425	2,454
Target, 5.875%, 7/15/16	10,440	11,665
Time Warner, 6.875%, 6/15/18	25,695	28,916
TJX Companies, 6.95%, 4/15/19	2,705	3,253
Wal-Mart, 4.125%, 2/1/19	13,900	14,162
Walgreen, 4.875%, 8/1/13	6,740	7,390
		122,869
Consumer Non-Cyclical 3.0%		
Abbott Laboratories, 5.125%, 4/1/19	9,150	9,871
Altria, 8.50%, 11/10/13	7,040	8,275
Altria, 9.25%, 8/6/19	15,270	18,620
AmerisourceBergen, 4.875%, 11/15/19	2,525	2,550
Amgen, 6.40%, 2/1/39	2,895	3,310
Anheuser-Busch InBev, 5.375%, 11/15/14 (2)	9,600	10,379
Anheuser-Busch InBev, 5.375%, 1/15/20 (2)	8,570	8,997
Anheuser-Busch InBev, 7.20%, 1/15/14 (2)	10,154	11,511
Aramark, VR, 3.781%, 2/1/15	3,725	3,315
B.A.T. International Finance, 8.125%, 11/15/13 (2)	6,625	7,744
Bunge Limited Finance, 8.50%, 6/15/19	7,500	8,761
Bunge N.A. Finance, 5.90%, 4/1/17	8,400	8,438
Cargill, 7.35%, 3/6/19 (2)	7,000	8,415
Coca-Cola, 4.875%, 3/15/19	12,420	13,600
Coca-Cola Amatil, 3.25%, 11/2/14 (2)	7,945	8,075
Delhaize, 6.50%, 6/15/17	7,250	8,119

Eli Lilly, 4.20%, 3/6/14	4,730	5,074
Eli Lilly, 5.55%, 3/15/37	5,300	5,548
Express Scripts, 6.25%, 6/15/14	12,182	13,558
Genentech, 4.75%, 7/15/15	3,720	4,100
General Mills, 5.25%, 8/15/13	3,955	4,322
General Mills, 5.65%, 2/15/19	3,530	3,909
Highmark, 6.80%, 8/15/13 (2)	3,615	3,802
Kellogg, 4.25%, 3/6/13	6,335	6,770
Kroger, 3.90%, 10/1/15	7,895	8,122
Kroger, 7.50%, 1/15/14	4,685	5,461
Mead Johnson Nutrition, 4.90%, 11/1/19 (2)	5,480	5,606
Medtronic, 4.75%, 9/15/15	12,335	13,533
Novant Health, 5.85%, 11/1/19	8,670	8,800
PepsiCo, 4.65%, 2/15/13	5,345	5,798
Pfizer, 5.35%, 3/15/15	6,705	7,514
Reynolds American, 7.25%, 6/1/13	11,105	12,049
Roche Holdings, 5.00%, 3/1/14 (2)	6,910	7,595
SABMiller, 6.20%, 7/1/11 (2)	6,210	6,644
Safeway, 6.25%, 3/15/14	1,810	2,031
Sysco, 5.25%, 2/12/18	3,900	4,252
Sysco, 5.375%, 3/17/19	1,010	1,117
Teva Pharmaceutical Finance, 5.55%, 2/1/16	7,550	8,165
Wyeth, 5.95%, 4/1/37	4,875	5,347
		289,097
Energy 2.4%		
BP Capital Markets, 4.75%, 3/10/19	13,560	14,392
Canadian Natural Resources, 6.25%, 3/15/38	6,790	7,210
Chevron, 4.95%, 3/3/19	9,435	10,245
ConocoPhillips, 5.75%, 2/1/19	18,210	20,120

Devon Energy, 5.625%, 1/15/14	2,265	2,515
Devon Financing, 7.875%, 9/30/31	3,315	4,164
Diamond Offshore Drilling, 4.875%, 7/1/15	4,915	5,275
Diamond Offshore Drilling, 5.15%, 9/1/14	3,175	3,442
Diamond Offshore Drilling, 5.70%, 10/15/39	5,950	5,996
Diamond Offshore Drilling, 5.875%, 5/1/19	3,815	4,199
EnCana, 5.90%, 12/1/17	14,975	16,325
EnCana, 6.50%, 8/15/34	5,125	5,527
EOG Resources, 5.875%, 9/15/17	4,420	4,986
Hess, 7.875%, 10/1/29	3,285	3,973
Hess, 8.125%, 2/15/19	2,260	2,785
Marathon Oil, 5.90%, 3/15/18	9,575	10,288
Marathon Oil, 6.00%, 10/1/17	7,000	7,567
Marathon Oil, 6.50%, 2/15/14	2,015	2,277
Marathon Oil, 6.60%, 10/1/37	2,885	3,119
Nabors Industries, 6.15%, 2/15/18	2,375	2,508
Nabors Industries, 9.25%, 1/15/19	4,500	5,569
Petro-Canada, 6.80%, 5/15/38	2,210	2,444
PF Export Receivables Master Trust, 6.436%, 6/1/15 (2)	1,262	1,333
Plains Exploration & Production, 7.00%, 3/15/17	3,400	3,230
Rowan Companies, 7.875%, 8/1/19	4,800	5,325
Shell International Finance, 4.30%, 9/22/19	9,650	9,888
Shell International Finance, 6.375%, 12/15/38	6,600	7,654
Smith International, 8.625%, 3/15/14	3,870	4,518
Sunoco, 5.75%, 1/15/17	4,300	4,426
Sunoco, 9.625%, 4/15/15	9,405	11,518
Valero Energy, 6.125%, 6/15/17	11,315	11,925
Weatherford International, 9.625%, 3/1/19	6,530	8,183
Woodside Finance, 4.50%, 11/10/14 (2)	4,785	4,890

XTO Energy, 5.65%, 4/1/16	7,805	8,339
YPF Sociedad Anonima, 10.00%, 11/2/28	4,320	4,334
		230,489
Technology 0.3%		
Cisco, 5.25%, 2/22/11	5,210	5,508
Dun & Bradstreet, 5.50%, 3/15/11	3,025	3,161
Xerox, 5.50%, 5/15/12	2,910	3,088
Xerox, 5.65%, 5/15/13	8,575	9,148
Xerox, 6.35%, 5/15/18	6,850	7,383
Xerox, 8.25%, 5/15/14	5,965	6,970
		35,258
Transportation 0.6%		
Burlington Northern Santa Fe, 5.65%, 5/1/17	13,015	14,164
Burlington Northern Santa Fe, 6.15%, 5/1/37	8,207	9,024
Canadian Pacific Railroad, 7.25%, 5/15/19	4,460	5,248
Continental Airlines, 7.25%, 11/10/19	3,350	3,392
Delta Air Lines, 7.75%, 12/17/19	4,225	4,236
ERAC USA Finance, 5.60%, 5/1/15 (2)	4,170	4,293
Norfolk Southern, 5.75%, 4/1/18	3,105	3,417
Union Pacific, 5.70%, 8/15/18	4,975	5,420
Union Pacific, 7.875%, 1/15/19	4,935	6,161
		55,355
Total Industrial		1,503,479
UTILITY 3.9%		
Electric 2.3%		
Allegheny Energy Supply, 6.75%, 10/15/39 (2)	8,290	8,019
Appalachian Power, 6.375%, 4/1/36	4,100	4,363

Appalachian Power, 7.95%, 1/15/20	6,730	8,350
Baltimore Gas & Electric, 5.90%, 10/1/16	10,777	11,718
Black Hills, 6.50%, 5/15/13	3,360	3,598
Centerpoint Energy, 7.25%, 9/1/10	3,340	3,437
Consolidated Edison, 6.75%, 4/1/38 (1)	3,835	4,555
Consumers Energy, 6.00%, 2/15/14	4,775	5,312
Duke Energy, 5.30%, 2/15/40 (1)	14,150	14,228
EDP Finance, 4.90%, 10/1/19 (2)	12,790	12,966
El Paso Electric, 6.00%, 5/15/35	4,800	4,576
Enel Finance International, 6.00%, 10/7/39 (2)	17,000	17,374
Entergy Gulf States Louisiana, 5.59%, 10/1/24	5,605	5,711
Entergy Louisiana, 5.40%, 11/1/24	4,240	4,348
Exelon Generation, 6.25%, 10/1/39	7,070	7,372
Illinois Power, 6.125%, 11/15/17	2,090	2,271
Monongahela Power, 5.70%, 3/15/17 (2)	5,155	5,093
National Rural Utilities, 3.875%, 9/16/15	11,685	12,117
Nevada Power, 6.65%, 4/1/36	8,125	8,771
Nevada Power, 6.75%, 7/1/37	4,405	4,771
Northern States Power, 5.35%, 11/1/39	3,775	3,894
Pacific Gas & Electric, 4.80%, 3/1/14	3,580	3,884
Pacific Gas & Electric, 6.35%, 2/15/38	2,450	2,750
Pennsylvania Electric, 6.15%, 10/1/38	8,035	8,208
Progress Energy, 7.05%, 3/15/19	8,660	10,068
Public Service Company of Oklahoma, 5.15%, 12/1/19	5,030	5,212
Public Service Electric & Gas, 5.70%, 12/1/36	6,595	6,979
Southern California Edison, 5.95%, 2/1/38	3,535	3,901
Southern California Edison, 6.05%, 3/15/39	3,335	3,763
Southern Company, 5.30%, 1/15/12	2,240	2,414
Tampa Electric, 6.15%, 5/15/37	5,900	6,316

Union Electric, 5.40%, 2/1/16	7,365	7,797
Virginia Electric & Power, 4.50%, 12/15/10	5,275	5,441
West Penn Power, 5.95%, 12/15/17 (2)	4,575	4,803
Westar Energy, 5.10%, 7/15/20	2,715	2,793
		227,173
Natural Gas 1.5%		
AGL Capital, 5.25%, 8/15/19	2,820	2,930
Atmos Energy, 8.50%, 3/15/19	4,635	5,850
Boardwalk Pipelines, 5.50%, 2/1/17	4,725	4,727
Boardwalk Pipelines, 5.75%, 9/15/19	7,270	7,382
Buckeye Partners, 5.50%, 8/15/19	5,775	5,973
Buckeye Partners, 6.05%, 1/15/18	3,300	3,529
Colorado Interstate Gas, 5.95%, 3/15/15	1,050	1,125
El Paso Natural Gas, 5.95%, 4/15/17	1,733	1,829
Enogex, 6.25%, 3/15/20 (2)	10,000	10,135
Enterprise Products Operations, 5.25%, 1/31/20	3,500	3,612
Enterprise Products Operations, 6.30%, 9/15/17	4,260	4,723
Enterprise Products Operations, 7.55%, 4/15/38	9,750	11,284
Gulfstream Natural Gas, 6.95%, 6/1/16 (2)	2,015	2,278
Kinder Morgan Finance, 5.70%, 1/5/16	7,260	6,833
Magellan Midstream Partners, 6.55%, 7/15/19	2,955	3,301
Massachusetts Electric, 5.90%, 11/15/39 (2)	9,500	9,783
Plains All American Pipeline, 5.75%, 1/15/20	9,330	9,693
Plains All American Pipeline, 6.50%, 5/1/18	10,224	11,194
Sempra Energy, 6.00%, 10/15/39	5,895	5,820
Sempra Energy, 6.50%, 6/1/16	8,500	9,462
Southeast Supply Header, 4.85%, 8/15/14 (2)	3,600	3,745
Southern Natural Gas, 5.90%, 4/1/17 (2)	1,733	1,804
Spectra Energy Capital, 5.65%, 3/1/20	5,320	5,550

Texas Gas Transmission, 5.50%, 4/1/13 (2)	9,990	10,540
Transcanada Pipelines, 7.125%, 1/15/19	2,565	3,088
Williams Companies, 7.75%, 6/15/31	175	191
		146,381
Other Utility 0.1%		
Veolia Environnement, 6.00%, 6/1/18	7,840	8,563
		8,563
Total Utility		382,117
Total Corporate Bonds (Cost $2,990,430)		3,175,085

ASSET-BACKED SECURITIES 4.2%

Car Loan 1.1%		
AmeriCredit Automobile Receivables Trust Series 2006-RM, Class A3 5.53%, 1/6/14	10,945	11,276
Bank of America Auto Trust Series 2009-1A, Class A4 3.52%, 6/15/16 (2)(3)	11,000	11,431
Capital Auto Receivables Asset Trust Series 2006-1, Class B 5.26%, 10/15/10	3,036	3,048
Honda Auto Receivables Owner Trust Series 2009-3, Class A4 3.30%, 9/15/15 (3)	11,000	11,337
Nissan Auto Receivables Owner Trust Series 2009-A, Class A4 4.74%, 8/17/15 (3)	35,575	38,127
Triad Auto Receivables Owner Trust Series 2006-B, Class A4 5.52%, 11/12/12	12,700	13,099
USAA Auto Owner Trust Series 2007-2, Class A3 4.90%, 2/15/12	10,816	11,012

USAA Auto Owner Trust Series 2008-1, Class A3 4.16%, 4/16/12	7,518	7,634
		106,964

Credit Card 2.2%

American Express Credit Account Master Trust Series 2005-5, Class A, VR 0.279%, 2/15/13	21,251	21,217
American Express Credit Account Master Trust Series 2006-B, Class A, VR 0.279%, 8/15/13 (2)	5,970	5,939
American Express Credit Account Master Trust Series 2007-4, Class A, VR 0.229%, 12/17/12	4,380	4,374
Capital One Multi-Asset Execution Trust Series 2005-A7, Class A7 4.70%, 6/15/15	9,775	10,435
Capital One Multi-Asset Execution Trust Series 2007, Class C2, VR 0.539%, 11/17/14	25,660	23,888
Capital One Multi-Asset Execution Trust Series 2007-C3, Class C3, VR 0.529%, 4/15/13	10,835	10,679
Capital One Multi-Asset Execution Trust Series 2008-A1, Class A1, VR 0.989%, 11/15/12	32,280	32,293
Chase Issuance Trust Series 2007-A15, Class A 4.96%, 9/17/12	21,950	22,619
Citibank Credit Card Issuance Trust Series 2007-A5, Class A5 5.50%, 6/22/12	27,675	28,379
Discover Card Master Trust I Series 2009-A2, Class A, VR 1.539%, 2/17/15 (3)	13,875	13,975
GE Capital Credit Card Master Note Trust Series 2007-3, Class C, VR 0.539%, 6/15/13	14,650	14,456

Bear Stearns Commercial Mortgage Securities Series 2005-PW10, Class A1 5.085%, 12/11/40	5,647	5,675
Bear Stearns Commercial Mortgage Securities Series 2005-PWR8, Class A4 4.674%, 6/11/41	13,444	13,034
Bear Stearns Commercial Mortgage Securities Series 2005-PWR9, Class A-4A 4.871%, 9/11/42 (3)	46,650	45,458
Bear Stearns Commercial Mortgage Securities Series 2005-PWR9, Class AAB 4.804%, 9/15/42	9,818	9,867
Bear Stearns Commercial Mortgage Securities Series 2005-T18, Class A1, VR 4.274%, 2/13/42	1,200	1,199
Bear Stearns Commercial Mortgage Securities Series 2005-T20, Class A1 4.94%, 10/12/42	1,170	1,173
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4, VR 5.903%, 9/11/38	11,980	11,889
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class A4 5.54%, 9/11/41 (3)	24,055	23,686
Citigroup/Deutsche Bank Commercial Mortgage Series 2005-CD1, Class A4, VR 5.399%, 7/15/44	11,350	11,468
Citigroup/Deutsche Bank Commercial Mortgage Series 2006-CD3, Class A5 5.617%, 10/15/48	6,935	6,550
Commercial Mortgage PTC Series 2005-LP5, Class A4, VR 4.982%, 5/10/43 (3)	23,671	23,627
Commercial Mortgage PTC Series 2007-C9, Class A4, VR 6.001%, 12/10/49	9,275	8,306
Credit Suisse First Boston Mortgage Securities Series 2005-C2, Class A4 4.832%, 4/15/37	14,300	14,679

Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39	55,695	46,924
GE Capital Commercial Mortgage Series 2001-1, Class A2 6.531%, 5/15/33	10,235	10,654
GE Capital Commercial Mortgage Series 2005-C4, Class A1 5.082%, 11/10/45	3,763	3,785
GE Capital Commercial Mortgage Series 2005-C4, Class A4, VR 5.513%, 11/10/45 (3)	33,675	33,588
Goldman Sachs Mortgage Securities II Series 2006-GG6, Class A4, VR 5.553%, 4/10/38	15,175	13,800
Greenwich Capital Commercial Funding Series 2005-GG3, Class AAB 4.619%, 8/10/42	3,400	3,318
Greenwich Capital Commercial Funding Series 2007-GG9, Class A4 5.444%, 3/10/39	8,797	7,405
JPMorgan Chase Commercial Mortgage Securities Series 2001-CIB2, Class A2 6.244%, 4/15/35	1,878	1,902
JPMorgan Chase Commercial Mortgage Securities Series 2001-CIBC, Class A3 6.26%, 3/15/33	5,858	5,994
JPMorgan Chase Commercial Mortgage Securities Series 2003-LN1, Class A1 4.134%, 10/15/37	388	393
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP4, Class ASB, VR 4.824%, 10/15/42	13,036	13,306
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB14, Class A4, VR 5.481%, 12/12/44	20,900	19,878
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP9, Class A3 5.336%, 5/15/47	10,603	9,807

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 31.4%

U.S. Government Agency Obligations 27.6% (4)

Federal Home Loan Mortgage		
4.50%, 11/1/18 - 3/1/23	44,077	46,624
5.00%, 4/1/18 - 12/1/35	104,478	110,407
5.50%, 3/1/18 - 4/1/29	20,988	22,719
6.00%, 4/1/16 - 8/1/38	115,806	124,428
6.50%, 5/1/17 - 2/1/36	6,113	6,619
7.00%, 8/1/19 - 6/1/32	830	906
7.50%, 6/1/15 - 6/1/24	113	122
10.50%, 5/1/19 - 8/1/20	2	2
11.00%, 11/1/17	2	2
Federal Home Loan Mortgage, ARM		
3.345%, 9/1/32	107	110
3.667%, 7/1/35	1,154	1,203
5.037%, 3/1/36	5,167	5,431
5.043%, 11/1/35	3,216	3,379
5.313%, 2/1/37	6,473	6,840
5.337%, 1/1/36	1,376	1,453
5.432%, 2/1/37	19,352	20,445
5.978%, 1/1/37	3,592	3,816
5.984%, 12/1/36	5,962	6,338
5.998%, 11/1/36	7,831	8,327
6.013%, 10/1/36	9,977	10,606
6.114%, 10/1/36	8,462	9,009
6.208%, 8/1/36	11,565	12,324
Federal Home Loan Mortgage, CMO		
5.50%, 8/15/16 - 4/15/28	24,422	25,409

6.50%, 2/1/32	606	113
		2,678,879
U.S. Government Obligations 3.8%		
Government National Mortgage Assn.		
4.50%, 7/20/39 - 10/20/39	239,305	246,289
5.00%, 5/15/33 - 9/15/39	71,227	75,126
5.50%, 1/20/29 - 10/20/39	35,644	38,049
6.00%, 2/15/14 - 9/20/34	4,584	4,938
6.50%, 8/15/25 - 12/20/33	935	1,017
7.00%, 3/15/13 - 11/20/28	2,752	3,006
7.50%, 9/15/16 - 5/15/32	556	606
8.00%, 7/15/16 - 5/15/32	1,728	1,881
8.50%, 11/15/16 - 9/20/26	286	311
9.00%, 7/20/16 - 11/15/19	72	78
9.50%, 2/15/25	10	11
10.25%, 11/15/20	53	59
11.00%, 2/15/10 - 5/15/19	372	403
11.50%, 10/15/10 - 10/15/15	66	72
Government National Mortgage Assn., CMO, 5.00%, 4/20/30	516	521
Government National Mortgage Assn., CMO Principal Only, 3/16/28	349	325
		372,692
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $2,901,271)		3,051,571

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 12.4%

U.S. Government Agency Obligations 2.1% (5)		
Federal Home Loan Bank, 3.875%, 6/14/13 (1)	1,000	1,080
Federal Home Loan Bank, 5.25%, 6/18/14	13,895	15,756

United Mexican States, 8.00%, 12/19/13 (MXN)	1,986,535	158,846
		390,124
Total Foreign Government Obligations & Municipalities (Cost $500,822)		527,318
MUNICIPAL SECURITIES 0.8%		
California 0.1%		
Bay Area Toll Auth., Build America, 6.263%, 4/1/49	9,970	10,135
		10,135
District of Columbia 0.0%		
District of Columbia, 4.75%, 6/1/31 (8)	1,095	1,096
		1,096
Georgia 0.2%		
Atlanta Water & Sewer, 5.50%, 11/1/17	7,535	8,270
DeKalb County Water & Sewer, 5.00%, 10/1/35 (8)	10,025	10,710
		18,980
Illinois 0.1%		
Chicago Transit Auth., Regional Transportation Auth. 6.899%, 12/1/40	7,810	8,528
Metropolitan Water Reclamation Dist. of Greater Chicago Build America, 5.72%, 12/1/38	4,135	4,378
		12,906
Kansas 0.0%		
Kansas Dev. Fin. Auth., Public Employee Retirement 5.501%, 5/1/34 (8)	2,870	2,860
		2,860
New York 0.2%		
Metropolitan Transportation Auth., Dedicated Tax Fund Build America, 7.336%, 11/15/39	2,220	2,646

INDUSTRIAL 0.0%		
Communications 0.0%		
AT&T	35	929
		929
Consumer Non-Cyclical 0.0%		
Pfizer	82	1,494
		1,494
Total Industrial		2,423
UTILITY 0.1%		
Electric 0.1%		
Black Hills (1)	30	695
Duke Energy	141	2,346
Progress Energy	49	1,927
XCEL Energy	157	3,200
Total Utility		8,168
Total Common Stocks (Cost $17,888)		13,402
PREFERRED STOCKS 0.0%		
Government Sponsored 0.0% (4)		
Fannie Mae (9)	204	147
Freddie Mac (9)	245	200
		347
Real Estate Investment Trust Securities 0.0%		
Roslyn Real Estate Asset (2)	—	1,200
		1,200
Total Preferred Stocks (Cost $13,261)		1,547

BOND MUTUAL FUNDS 3.3%

T. Rowe Price Institutional Floating Rate Fund, 5.80% (10)(11)	14,683	144,184
T. Rowe Price Institutional High Yield Fund, 7.89% (10)(11)	18,892	173,803
Total Bond Mutual Funds (Cost $299,094)		317,987

PRIVATE INVESTMENT COMPANIES 0.1%

T. Rowe Price Term Asset-Backed Opportunity Fund (11)	565	5,831
Total Private Investment Companies (Cost $5,647)		5,831

SHORT-TERM INVESTMENTS 6.4%

Money Market Funds 6.4%

T. Rowe Price Reserve Investment Fund, 0.25% (11)(12)	620,160	620,160
Total Short-Term Investments (Cost $620,160)		620,160

SECURITIES LENDING COLLATERAL 5.1%

Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 5.1%

T. Rowe Price Reserve Investment Fund, 0.25% (11)(12)	497,552	497,552
Total Investments through Securities Lending Program with State Street Bank and Trust Company		497,552
Total Securities Lending Collateral (Cost $497,552)		497,552
Total Investments in Securities		
108.3% of Net Assets (Cost $10,077,890)		**$ 10,517,515**

‡ Denominated in U.S. dollars unless otherwise noted.

(1) All or a portion of this security is on loan at November 30, 2009 -- total value of such securities at period-end amounts to $479,019. See Note 4.

(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $441,409 and represents 4.5% of net assets.

Forward Currency Exchange Contracts

(Amounts in 000s)

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Barclays Bank	1/20/10	USD	7,327	GBP	4,475	$ (32)
Chase Manhattan Bank	2/3/10	KRW	31,400,000	USD	26,505	459
Chase Manhattan Bank	2/16/10	RUB	1,400,000	USD	47,929	(624)
Chase Manhattan Bank	2/17/10	USD	23,539	EUR	15,820	(209)
Citibank	1/19/10	KRW	23,725,000	USD	20,488	(107)
Credit Suisse	12/4/09	USD	20,369	EUR	14,315	(1,126)
Credit Suisse	12/22/09	USD	43,430	MXN	582,500	(1,504)
Credit Suisse	12/23/09	MYR	72,040	USD	20,674	540
Credit Suisse	1/15/10	USD	53,721	MXN	716,000	(1,343)
Goldman Sachs	12/4/09	EUR	5,000	USD	7,328	180
Goldman Sachs	12/22/09	USD	6,232	EUR	4,230	(120)
Goldman Sachs	1/13/10	USD	40,203	BRL	71,240	(48)
Goldman Sachs	2/4/10	USD	16,679	EUR	11,295	(277)
Goldman Sachs	2/4/10	USD	15,284	MXN	205,000	(441)
Goldman Sachs	2/22/10	USD	23,932	EUR	16,000	(85)
Goldman Sachs	11/16/10	CNY	752,171	USD	114,355	(2,953)
Merrill Lynch	2/17/10	MYR	85,720	USD	25,455	(273)
Morgan Stanley	1/20/10	NOK	119,174	USD	21,309	(352)
Morgan Stanley	1/20/10	USD	91,741	EUR	61,615	(762)
Royal Bank of Canada	12/22/09	NOK	122,340	EUR	14,130	324
Royal Bank of Canada	2/17/10	USD	95,755	CAD	100,160	854
Standard Chartered	1/21/10	INR	1,121,182	USD	24,086	(51)
Standard Chartered	2/22/10	TWD	800,000	USD	25,225	(154)
Standard Chartered	7/21/10	CNY	511,435	USD	75,712	(389)
State Street Bank	12/16/09	ILS	77,000	USD	20,491	(107)
State Street Bank	12/16/09	KRW	26,040,000	USD	21,459	929
State Street Bank	12/16/09	USD	10,631	EUR	7,285	(307)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended November 30, 2009. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 11/30/09	Value 5/31/09
T. Rowe Price Institutional Floating Rate Fund, 5.80%	$ 67,699	$ 37,957	$ 3,459	$ 144,184	$ 106,377
T. Rowe Price Institutional High Yield Fund, 7.89%	70,663	-	4,770	173,803	88,940
T. Rowe Price Term Asset-Backed Opportunity Fund	5,647**	-	-	5,831	-
T. Rowe Price Reserve Investment Fund, 0.25%	¤	¤	645^	1,117,712	285,131
Totals			$ 8,874	$ 1,441,530	$ 480,448

** Investment in partnership; cost balances reflect net capital contributed/returned and pro rata share of undistributed partnership earnings.

¤ Purchase and sale information not shown for cash management funds.

^ Excludes earnings on securities lending collateral investments, which are subject to rebates and fees as described in Note 4.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 1,422,453
Dividend income	8,874
Interest income	-
Investment income	$ 8,874
Realized gain (loss) on securities	$ (1,457)
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price New Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks the highest level of income consistent with the preservation of capital over time by investing primarily in marketable debt securities. The fund has three classes of shares: the New Income Fund original share class, referred to in this report as the Investor Class, offered since August 31, 1973; the New Income Fund—Advisor Class (Advisor Class), offered since September 30, 2002; and the New Income Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value the fund ultimately realizes on the securities. Further, fund management believes that no events have occurred between November 30, 2009, the date of this report, and January 22, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

NOTE 2 - VALUATION

The fund’s investments and TALF loans are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in private investment companies are valued at the entity’s net asset value (or equivalent) as of the valuation date. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

The fund has elected to recognize its TALF loans at fair value primarily so that the value of the nonrecourse loans more closely relate to the value of the pledged collateral. TALF loans are valued at prices furnished by an independent pricing service. Such valuations consider, among other factors, the nonrecourse nature of the loans; the value of the underlying collateral, including prepayment and default experience on similar assets; market interest rates; and the value of debts of similar credit quality.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the financial instruments, based on the inputs used to determine their values on November 30, 2009:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended November 30, 2009. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at November 30, 2009, totaled $184,000 for the six months ended November 30, 2009.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2009, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts. During the six months ended November 30, 2009, the fund’s exposure to derivatives, based on underlying notional amounts, was generally between 7% and 13% of net assets.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2009, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2009, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment.

Futures Contracts The fund is subject to interest rate risk and/or foreign currency exchange rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and/or currency values, and potential losses in excess of the fund’s initial investment.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates and credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, index, or issuer thereof. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. Generally, the payment risk for the seller of protection is inversely related to the current market price of the underlying credit; therefore, the payment risk increases as the price of the relevant underlying credit declines due to market valuations of credit quality. As of November 30, 2009, the notional amount of protection sold by the fund totaled $11,500,000 (0.1% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. The value of a swap included in net assets is the unrealized gain or loss on the contract. Appreciated swaps are reflected as assets, and depreciated swaps are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with over-the-counter (OTC) derivatives, including swaps and forward currency exchange contracts. Subject to certain minimum exposure requirements (which range from $100,000 to $500,000), collateral generally is determined based on the net aggregate unrealized gain or loss on all OTC derivative contracts with a particular counterparty. Collateral, both pledged by and for the benefit of the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of November 30, 2009, securities valued at $2,785,000 had been posted by the fund for the benefit of counterparties and no collateral was pledged by counterparties for the benefit of the fund.

The fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is the aggregate unrealized gain on appreciated contracts in excess of any collateral pledged by the counterparty for the benefit of the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against defaults. In accordance with standard derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity in the event the fund fails to maintain sufficient asset coverage; its net assets decline by stated percentages; or it otherwise fails to meet the terms of its agreements, which would cause the fund to accelerate payment of any net liability owed to the counterparty under the contract. For exchange-traded derivatives such as futures and options, each broker in its sole discretion may change margin requirements applicable to the fund.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase Commitments During the six months ended November 30, 2009, the fund entered into to be announced (TBA) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA transactions with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On November 30, 2009, the value of loaned securities was $479,019,000.

T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. During the six months ended November 30, 2009, the fund invested in the T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. (private fund), a private investment company managed by Price Associates that participates in the Term Asset-Backed Securities Loan Facility (TALF) program created and administered by the Federal Reserve Bank of New York (FRBNY). The TALF program provides eligible borrowers with term loans secured by eligible asset-backed securities and/or commercial mortgage-backed securities, which are either owned by the borrower or purchased by the borrower and subsequently pledged as collateral for a TALF loan. TALF loans generally are nonrecourse in nature. The private fund is treated as a partnership for federal income tax purposes. It has a limited life extending five years from final termination of the TALF program, currently scheduled for June 30, 2010, with two possible one-year extensions. Invested capital generally will be returned to investors as underlying securities are liquidated and the TALF loans mature, with the balance paid at maturity of the private fund. Ownership interests in the private fund may not be redeemed, sold, or assigned. As of November 30, 2009, the fund had outstanding capital commitments in the amount of $13,735,000, which may be called at the discretion of the private fund’s manager.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $1,825,056,000 and $1,003,307,000, respectively, for the six months ended November 30, 2009. Purchases and sales of U.S. government securities aggregated $3,008,784,000 and $1,867,656,000, respectively, for the six months ended November 30, 2009.

NOTE 5 - TALF LOANS

The fund’s Board of Directors has approved direct participation in the TALF program (see Note 4). At inception of each TALF loan, a borrower must put up its own risk capital by pledging collateral valued typically between 105% and 116% of the loan principal, and possibly higher. Notwithstanding changes in the value of the collateral, borrowers will not be required to post additional collateral during the term of the loan. The TALF program provides that a borrower may surrender collateral pledged at any time prior to maturity of a loan in full satisfaction of its loan obligation and that the FRBNY can enforce its rights under a TALF loan only against the collateral pledged by the borrower, with certain exceptions. In addition to the collateral, the fund at all times maintains sufficient cash, liquid assets, or other SEC-permitted asset types to cover its outstanding loan obligations. TALF loans generally incur an administration fee.

Pursuant to its prospectus, the fund may borrow up to 33 1/3% of its total assets; however, the amount it may borrow under the TALF program is limited by Board-approved policy to no more than 10% of total assets. For the five months ended November 30, 2009, the fund had average TALF loans of $149,388,000, at an average annual rate of 3.29%. TALF loans outstanding as of November 30, 2009, and related information follows:

NOTE 6 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2009.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $108,935,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2009, the fund had $41,332,000 of unused capital loss carryforwards, of which $4,508,000 expire in fiscal 2015, and $36,824,000 expire in fiscal 2017. Additionally, $194,000 of the fund’s unused capital loss carryforwards that were acquired through tax-free reorganizations may be subject to certain limitations on amount and/or timing of use.

At November 30, 2009, the cost of investments for federal income tax purposes was $10,077,890. Net unrealized gain aggregated $426,355,000 at period-end, of which $499,059,000 related to appreciated investments and $72,704,000 related to depreciated investments.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2009, the effective annual group fee rate was 0.31%.

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. For a period of three years after the date of any reimbursement or waiver, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation.

Pursuant to this agreement, expenses in the amount of $2,000 were repaid to the manager during the six months ended November 30, 2009. Including these amounts, expenses previously reimbursed by the manager in the amount of $7,000 remain subject to repayment at November 30, 2009. For the six months ended November 30, 2009, the Advisor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended November 30, 2009, expenses incurred pursuant to these service agreements were $79,000 for Price Associates; $410,000 for T. Rowe Price Services, Inc.; and $678,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended November 30, 2009, the fund was allocated $969,000 of Spectrum Funds’ expenses and $4,718,000 of Retirement Funds’ expenses. Of these amounts, $3,699,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2009, approximately 13% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 58% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and/or T. Rowe Price International, Inc. (collectively, the Price managers), and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to its Price manager. To ensure that the fund does not incur duplicate fees, each Price manager has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the six months ended November 30, 2009, are as follows:

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Income Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 22, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	January 22, 2010